UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2010

SPARTAN STORES, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-31127 (Commission File Number)	38-0593940 (IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of principal executive offices)	49518-8700 (Zip Code)

Registrant's telephone number,
including area code:  (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                    On August 11, 2010, the shareholders of Spartan Stores, Inc. (the "Company") approved the Spartan Stores, Inc. Executive Cash Incentive Plan of 2010 (the "Plan"). The Plan is designed and intended to provide participants with the opportunity to earn incentive compensation that qualifies as "performance based" under Section 162(m) of the Internal Revenue Code ("Section 162(m)"). The Plan allows for the payment of incentive awards to senior executive officers upon the achievement of financial and other business goals of the Company as established by the Compensation Committee. The Compensation Committee may use only objective measures of financial performance specified in the Plan itself (or approved by the Company's shareholders at a later date), and it must specify the relationship between the level of the award and the performance measure. Payment of awards under the Plan are entirely contingent on the achievement of the specified objective measures of performance.

                    The Compensation Committee intends to limit participation in the Executive Plan to those individuals who are expected to receive compensation that would not otherwise be tax deductible under Section 162(m). Because Section 162(m), by its terms, limits its application to a corporation's chief executive officer and four other most highly compensated officers, it is not presently expected that any person other than those five officers would receive payments under the Executive Plan in any year.

                    The above description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10.1, and the form of award under the Plan, which is attached as Exhibit 10.2, each of which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          Amendments to the Articles of Incorporation

                    On August 11, 2010, the Company's shareholders approved amendments to the Articles of Incorporation. The amendments:

•	eliminate the classification of the Board of Directors and provide for the annual election of directors, to be phased in over a three-year period; and

•	clarify that the shareholders of the Company may amend, alter, modify or repeal the Bylaws by a vote of two-thirds of shares outstanding and entitled to vote.

                    The foregoing brief description of the amendments is not intended to be complete and is qualified in its entirety by the amendments themselves, the text of which are attached to this Current Report on Form 8-K as Exhibit 3.1, and by the description of the amendments set forth in the Company's definitive proxy statement, filed with the U.S. Securities and Exchange Commission on June 25, 2010 and incorporated herein by reference.

          Amendment to the Bylaws

                    In conjunction with the shareholder approval of the amendment to the Articles of Incorporation providing for the declassification of the Board of Directors and annual election of directors, as discussed above, the Board of Directors approved a conforming amendment to the Company's Amended and Restated Bylaws to eliminate the election of directors by classes. The text of the amendment is attached to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

                    Spartan Stores, Inc. held its annual meeting of shareholders on August 11, 2010. At that meeting, the Company's shareholders voted on the matters set forth below:

1.	All of the nominees for election to the Board of Directors were elected, each for a term of office expiring in 2013, by the following vote:

	Votes Cast
	For	Withheld	Broker Non-Votes

Craig C. Sturken	18,468,117	86,615	1,781,559

Dennis Eidson	18,488,534	66,198	1,781,559

Frederick J. Morganthall, II	17,966,073	588,659	1,781,559

2.	A proposal to amend the Company's Articles of Incorporation to declassify the Board of Directors to provide for the annual election of all directors was approved by the following vote:

Votes for	20,236,852
Votes against	62,001
Abstentions	37,438
Broker Non-Votes	0

3.

The shareholders voted on two related proposals to amend the Articles of Incorporation to clarify the shareholder vote required for an amendment to the Bylaws by the shareholders. The voting on each proposal was as follows:

	A.	A proposal to eliminate a supermajority shareholder vote requirement in Article XII(A) of the Company's Articles of Incorporation was approved by the following vote:

Votes for approval	19,594,550
Votes against	446,466
Abstentions	295,275
Broker Non-Votes	0

B.

A proposal to lower the supermajority vote provision in set forth in Article XIII of the Company's Articles of Incorporation was approved by vote set forth below. Under the Company's Articles of Incorporation, this proposal required the approval of at least 80% of the Company's issued and outstanding shares of common stock.

Votes for approval	19,747,924
Votes against	529,581
Abstentions	58,786
Broker Non-Votes	0

4.	A proposal to approve the Spartan Stores, Inc. Executive Cash Incentive Plan of 2010 was approved by the following vote:

Votes for approval	17,951,821
Votes against	543,559
Abstentions	59,352
Broker Non-Votes	1,781,559

5.	A proposal to ratify of the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 26, 2011 was approved by the following vote:

Votes for approval	19,395,110
Votes against	901,935
Abstentions	39,246
Broker Non-Votes	0

Item 7.01.	Regulation FD Disclosure.

                    On August 12, 2010, the Company issued a press release announcing the results of voting at the Annual Meeting of Shareholders. The press release is attached to this report as Exhibit 99.1 and is incorporated here by reference.

                    The information reported in this Item 7.01 (including the press release) is furnished to and not "filed" with the Commission for the purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits: The following documents are attached as an exhibit to this report on Form 8-K:

	3.1	Amendments to the Company's Articles of Incorporation.

	3.2	Amendments to the Company's Bylaws.

	10.1	Spartan Stores, Inc. Executive Cash Incentive Plan of 2010, as amended.

	10.2	Form of Incentive Award under the Spartan Stores, Inc. Executive Cash Incentive Plan of 2010.

	99.1	Press Release dated August 12, 2010.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 12, 2010	SPARTAN STORES, INC.

	By	/s/ David M. Staples
David M. Staples Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

3.1	Amendments to the Company's Articles of Incorporation.

3.2	Amendments to the Company's Bylaws.

10.1	Spartan Stores, Inc. Executive Cash Incentive Plan of 2010, as amended.

10.2	Form of Incentive Award under the Spartan Stores, Inc. Executive Cash Incentive Plan of 2010.

99.1	Press Release dated August 12, 2010.